UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2009

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 31, 2009, Calpine Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2009. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the second quarter 2009 on Friday, July 31, 2009, at 10:00 a.m. ET / 9:00 a.m. CT. A listen-only webcast of the call may be accessed through the Company’s web site at www.calpine.com, or by dialing 888-797-3006 (or 913-312-0388 for international listeners) at least 10 minutes prior to the beginning of the call.

An archived recording of the call will be made available for a limited time on the Company’s website and can also be accessed by dialing 888-203-1112 (or 719-457-0820 for international callers) and providing confirmation code 1941999. In addition, presentation materials to accompany the conference call will be made available on the Company’s web site on July 31, 2009.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 31, 2009.*
__________

*      Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Zamir Rauf
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: July 31, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Calpine Corporation Press Release dated July 31, 2009.*
__________

*      Furnished herewith.